SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

Abtech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52762	14-1994102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4110 N. Scottsdale Road, Suite 235 Scottsdale, Arizona 85251
(Address of principal executive offices)

480-874-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On September 26, 2018, Abtech Holdings, Inc., (“we” or the “Company”), through its wholly owned subsidiary AbTech Industries Inc., accepted a Purchase Order (the “Purchase Order”) from Hugo Neu Realty Management, LLC (“Buyer”), to design, manufacture and supply four stormwater outfall pipes at the Kearny Point Industrial Park redevelopment project in northern New Jersey, for an aggregate purchase price of $318,240.00 (the “Purchase Price”). Hugo Neu Realty Management, LLC is a wholly owned subsidiary of Hugo Neu Corporation, which is a “related party” because it has a beneficial ownership interest in the Company of approximately 13%.

Under the terms of the Purchase Order, Buyer shall remit 10% of the Purchase Price upon acceptance of the Purchase Order; 20% of the Purchase Price four weeks after acceptance of the Purchase Order; 20% of the Purchase Price upon the release of the component to manufacturing; 40% of the Purchase Price upon shipment; and 10% of the Purchase Price upon completion of commissioning, not to exceed 120 days from delivery.

The foregoing description of the Purchase Order is qualified in its entirety by reference to the full text of the Purchase Order, including the Terms and Conditions and other attachments, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On September 27, 2018, the Company issued a press release announcing the Purchase Order and that the Company received registration from the California Department of Pesticide Regulation (CDPR) for its Smart Sponge® Plus as an antimicrobial product that reduces coliform bacteria found in stormwater, industrial wastewater and municipal water. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Purchase Order #MS-66, dated as of September 26 2018, by and between Hugo Neu Realty Management, LLC and AbTech Industries Inc.
99.1	Press Release dated September 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2018

ABTECH HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Glenn R. Rink
Glenn R. Rink
President and Chief Executive Officer